EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the quarterly period ended October 2, 2004, as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chief Executive Officer, and Mark E. Hood, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

2	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.

A signed original of this written statement required by Section 906 has been provided to Panera Bread Company and will be retained by Panera Bread Company and furnished to the Securities and Exchange Commission or its Staff upon request.

Dated: November 9, 2004	/s/ RONALD M. SHAICH

Ronald M. Shaich
Chairman and Chief Executive Officer

Dated: November 9, 2004	/s/ Mark E. Hood

Mark E. Hood
Senior Vice President, Chief Financial Officer

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